UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2005 (the “April 5th Form 8-K”) by the Company to add the following information:

As a result of recent guidance provided by the Office of Chief Accountant of the Securities and Exchange Commission subsequent to the Company’s filing of its Current Report on Form 8-K on March 23, 2005 (the “March 23rd Form 8-K”), the Company’s management now believes that its existing policy for accounting for rent expense prior to the store opening date is acceptable under generally accepted accounting principles.  Under its existing policy, the Company capitalizes rent expense during the period that the store is being constructed (from possession date through the end of construction), consistent with the provisions of FAS No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects.  Rent is expensed subsequent to the end of construction and leasehold improvements are amortized over the period commencing with the store opening date through the end of the lease term, without consideration of optional lease renewal periods.  Accordingly, on April 4, 2005, management and the Audit Committee of the Company’s Board of Directors determined that the Company’s results of operations for prior periods will not be restated as previously reported in the March 23rd Form 8-K.  Management and the Audit Committee have discussed their revised determination with the Company’s independent registered public accounting firm, KPMG LLP.

As disclosed in the March 23rd Form 8-K, the Company will, however, restate its Consolidated Statements of Cash Flows for prior years to report construction allowances as an operating activity rather than as a reduction of capital expenditures within investing activities.  The effects of this restatement have not been finalized and will be reflected in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the current expectations or beliefs of the Company concerning future events and actual results of operations may differ materially from historical results or current expectations.  Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K.  The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

	By:	/s/ Amanda J. Bokman
	Name:	Amanda J. Bokman
	Title:	Executive Vice President
and Chief Financial Officer

Date: April 14, 2005